UCN, Inc. Reports Financial Results

for the First Quarter of 2005

Salt Lake City, Utah –May 12, 2005 – UCN, Inc. (OTC Bulletin Board: UCNN), a provider of on-

demand contact handling software and business telecommunication services delivered over the UCN national VoIP network, reported financial results for the quarter ended March 31, 2005. Revenue for the quarter were $16.0 million, a 4.6 percent decrease over revenues of $16.7 million for the quarter ended

March 31, 2004.

Net loss before preferred stock dividend was $2.0 million for the quarter ended March 31, 2005 compared to net income of $211,815 for the quarter ended March 31, 2004. Net loss applicable to common stockholders was $2.0 million for Q1 2005 compared to income of 9,502 for Q1 2004.

First Quarter Highlights include:

Signed 44 new sales partner agreements.

Signed 231 new business accounts.

Ended the quarter with 95 active inContact accounts, which generated $845,566 in total revenue during the quarter.

Closed the myACD transaction.

UCN expanded its market reach with the introduction of a new dedicated T1 voice connection into the Intelligent Network, called the Intelligent-T. UCN now supports two methods for connecting customer sites into the Intelligent Network - switched and dedicated voice -

enabling them to gain access to the inContact product. Our switched service connects smaller sites and at-home workers. The Intelligent-T connects larger sites with higher volume traffic.

Paul Jarman, UCN President stated: “We saw steady growth in new inContact customers and in deal flow progress among our new reseller partners during Q1. We continued to experience pressure in our carrier margins from our legacy telecom business and are addressing this issue by expanding our connectivity development to enable more customers to connect through our Intelligent Network, which will improve our margins.

“At the same, we are automating our operational processes – such as network management, billing,

provisioning, and parts of customer care – which, again, enables us to hold down fixed costs. We will not have to raise fixed costs as fast as other hosted competitors as we grow our business. For example,

from Q4 to Q1, after you take out depreciation and amortization from both quarters, we improved the remaining G&A costs by $487,000.”

Jarman continued: “On May 2nd , we announced we had signed a definitive agreement to purchase certain assets of TransTel Communications, a regional telecommunications carrier based in Salt Lake

City. Our purchase price is $2.15 million, paid out equally over a 36 month period. The company generated $2.0 million in monthly revenues in March, 2005. This purchase has brought us 20,000 new customers, many of which are inContact up sell candidates. It will help us improve our connection models for inContact and adds new talent to our team. This purchase should quickly generate additional cash flow. We were able to make this acquisition and gain access to these valuable assets without any dilution to our equity shareholders and without impact to our current cash.”

“As we attract more customers to our Intelligent Network and improve our cost of goods in the TransTel network, I expect to see gross margins start to improve in the 3rd and 4th quarters,” concluded Jarman.

Conference Call

The company will hold a conference call to discuss First Quarter results and provide a company update.

The details for the call are as follows:

Date: May 12, 2005
Time: 1:30 PM Pacific (4:30 Eastern)
Dial-In Number: 1-800-253-6872
International: 1-973-409-9260

Call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization and ask you to wait until the call begins. If you have any difficulty connecting with the conference call please call the Liolios Group at (949) 574-3860.

A replay of the conference call will be available until 5/19/05 at:

Toll-Free Replay number: 1-877-519-4471 / PIN 6040493

International Replay number: 1-973-341-3080 / PIN 6040493

An internet audio recording will be available on the www.ucn.net / the Investors page for 12 months.

About UCN, Inc.

UCN is a provider of on-demand contact handling application services and business long distance service delivered over its national VoIP network. The inContact™ application suite includes an integrated package of advanced contact handling, reporting and administration applications, and

inControl™, a unique, rapid application development tool. For more information about UCN visit

www.ucn.net .

Safe Harbor Statement: The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking information made on the Company’s behalf. All statements, other than statements of historical facts which address the Company’s expectations of sources of capital or which express the Company’s expectation for the future with respect to financial performance or operating strategies, can be identified as forward-looking statements. Such statements made by the company are based on knowledge of the environment in which it operates, but because of the factors previously listed, as well as other factors beyond the control of the Company, actual results may differ materially from the expectations expressed in the forward-looking statements.

General Contact: Jan Johnson UCN, VP of Marketing 801-320-3263 jan.johnson@ucn.net	Investor Contact: Liolios Group Inc Scott Liolios or Ron Both 949-574-3860 scott@liolios.com

UCN, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	03-31-05	12-31-04
ASSETS
Current assets:
Cash and cash equivalents	$3,927	$4,010
Restricted cash	1,493	892
Accounts and other receivables, net	7,746	8,544
Other current assets	618	446

Total current assets	13,784	13,892

Property and equipment, net	3,302	3,027
Intangible assets, net	11,143	5,981
Other assets	372	505

Total assets	$28,601	$23,405

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Line of credit	$2,604	$2,796
Current portion of long-term debt	1,387	746
Trade accounts payable	7,908	6,683
Accrued liabilities	2,317	2,245

Total current liabilities	14,216	12,470

Long-term debt	3,943	272

Total liabilities	18,159	12,742

Stockholders' equity	10,442	10,663

Total liabilities and stockholders' equity	$28,601	$23,405

UCN, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands except per share data)

	Three Months Ended
	03-31-05	03-31-04
Revenues	$15,974	$16,744

Operating expenses:
Costs of revenues	10,371	9,176
General and administrative	3,583	4,017
Selling and promotion	3,836	3,105

Total operating expenses	17,790	16,298

Income (loss) from operations	(1,816)	446

Other income (expense):
Interest income	20	14
Interest expense	(183)	(357)
Gain on early extinguishment of debt	--	109

Total other expense, net	(163)	(234)

Net income (loss)	(1,979)	212

Preferred dividends	(38)	(202)

Net income (loss) applicable to
common stockholders	$(2,017)	$10

Net income (loss) per common share:
Basic	($ 0.10)	$0.00
Diluted (dilutive periods only)		$0.00

Reconciliation of Non-GAAP Measure

“EBITDA,” which is calculated as Earnings Before deductions for Interest, Taxes, Depreciation and Amortization, is not a

measure of financial performance under generally accepted accounting principles (GAAP). EBITDA is provided for the use of the reader in understanding UCN’s operating results and is not prepared in accordance with, nor does it serve as an alternative to GAAP measures and may be materially different from similar measures used by other companies. While not a substitute for information prepared in accordance with GAAP, we believe that this information is helpful for investors to more easily understand our operating financial performance. We also feel this measure may better enable an investor to form views of our potential financial performance in the future. This measure has limitations as an analytical tool, and investors should not consider EBITDA in isolation or as a substitute for analysis of our results prepared in accordance with GAAP.

Reconciliation of EBITDA to Net income (loss) applicable to common stockholders as it is presented on the Condensed Consolidated
Statements of Operations for UCN, Inc. (unaudited)
(in thousands)

	Three Months Ended
	03-31-05	03-31-04
EBITDA	$(311)	$1,525
Depreciation and amortization	(1,505)	(970)
Interest income and expense, net	(163)	(343)

Net income (loss)	(1,979)	212
Preferred stock dividend	(38)	(202)

Net income (loss) applicable to
common stockholders	$(2,017)	$10